Exhibit 10.13

EXECUTION COPY
     TRADEMARK SECURITY AGREEMENT dated as of November 1, 2006 (this “Agreement”), among Buffets Holdings, Inc. (“Holdings”), Buffets, Inc. (the “Borrower”), the subsidiaries of the Borrower listed on Schedule I hereto (the “Subsidiary Parties”) and Credit Suisse, as Collateral Agent (in such capacity, the “Collateral Agent”).
          Reference is made to (a) the Guarantee and Collateral Agreement dated as of November 1, 2006 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Borrower, the subsidiaries of the Borrower from time to time party thereto and the Collateral Agent and (b) the Credit Agreement dated as of November 1, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto and Credit Suisse, as administrative agent and collateral agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Parties are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:
          SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.01(b) of the Security Agreement also apply to this Agreement.
          SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):
    (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule II (the “Trademarks”);

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     (b) all goodwill associated with or symbolized by the Trademarks; and
     (c) all assets, rights and interests that uniquely reflect or embody the Trademarks; provided that the grant of the security interest hereunder shall not include any application for a Trademark that would be deemed invalidated, canceled or abandoned due to the grant and/or enforcement of such security interest unless and until such time that the grant and/or enforcement of the security interest will not affect the status or validity of such Trademark;
          SECTION 3. Security Agreement. The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.
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          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BUFFETS, INC.,

by: /s/ R. Michael Andrews, Jr.

Name:	R. Michael Andrews, Jr.
Title:	Chief Executive Officer

BUFFETS HOLDINGS, INC.,

by: /s/ R. Michael Andrews, Jr.

Name: R. Michael Andrews, Jr.
Title: Chief Executive Officer

HOMETOWN BUFFET, INC.,

by: /s/ H. Thomas Mitchell

Name:	H. Thomas Mitchell
Title:	Secretary

OCB PURCHASING CO.,

by: /s/ H. Thomas Mitchell

Name:	H. Thomas Mitchell
Title:	Secretary

OCB RESTAURANT COMPANY, LLC,

by: /s/ H. Thomas Mitchell

Name:	H. Thomas Mitchell
Title:	Manager/Secretary

BUFFETS LEASING COMPANY, LLC,

by: /s/ H. Thomas Mitchell

Name:	H. Thomas Mitchell
Title:	Manager/Secretary

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RYAN’S RESTAURANT GROUP, INC.,

by: /s/ H. Thomas Mitchell

Name:	H. Thomas Mitchell
Title:	Secretary

HOMETOWN LEASING COMPANY, LLC,

by: /s/ H. Thomas Mitchell

Name:	H. Thomas Mitchell
Title:	Manager/Secretary

OCB LEASING COMPANY, LLC,

by: /s/ H. Thomas Mitchell

Name:	H. Thomas Mitchell
Title:	Manager/Secretary

FIRE MOUNTAIN RESTAURANTS, LLC,

by: /s/ H. Thomas Mitchell

Name:	H. Thomas Mitchell
Title:	Manager/Secretary

BIG R PROCUREMENT COMPANY, LLC,

by: /s/ H. Thomas Mitchell

Name:	H. Thomas Mitchell
Title:	Manager/Secretary

TAHOE JOE’S, INC.,

by: /s/ R. Michael Andrews, Jr.

Name:	R. Michael Andrews, Jr.
Title:	Chief Executive Officer

TAHOE JOE’S LEASING COMPANY, LLC,

by: /s/ R. Michael Andrews, Jr.

Name:	R. Michael Andrews, Jr.
Title:	Chief Manager

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CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent,

by: /s/ Robert Hetu

Name:	Robert Hetu
Title:	Managing Director

by: /s/ Denise L. Alvarez

Name:	Denise L. Alvarez
Title:	Associate

Schedule I
Subsidiary Parties
1. HomeTown Buffet, Inc.
2. OCB Purchasing Co.
3. OCB Restaurant Company, LLC
4. Buffets Leasing Company, LLC
5. Ryan’s Restaurant Group, Inc.
6. HomeTown Leasing Company, LLC
7. OCB Leasing Company, LLC
8. Fire Mountain Restaurants, LLC.
9. Big R Procurement Company, LLC
10. Tahoe Joe’s, Inc.
11. Tahoe Joe’s Leasing Company, LLC

Schedule II
Trademarks
Trademarks Registered to Buffets, Inc.

	Application		Registration	Registration
Mark	Number	File Date	Number	Date
OLD COUNTRY BUFFET	73/489350	7/11/84	1343558	6/18/85
OLD COUNTRY BUFFET & Design	73/592818	4/11/86	1423419	12/30/86
SALADBRATION! (Stylized)	73/741752	7/11/88	1529087	3/7/89
OLD COUNTRY BUFFET (Stylized)	74/574462	9/16/94	2048119	3/25/97
OLD COUNTRY BUFFET and Design (Diamond)	74/574504	9/16/94	2051196	4/8/97
OLD COUNTRY BUFFET and Design (W/ Rectangle)	74/574759	9/16/94	2051197	4/8/97
OLD COUNTRY BUFFET and Design (Stack w/ Diamond)	75/091977	4/12/96	2149716	4/7/98
HOMETOWN BUFFET	76/241460	4/16/01	2617451	9/10/2002
HOMETOWN BUFFET	78/442222 Suspended	6/28/2004
HOMETOWN BUFFET (Plate)	78/442218 Suspended	6/28/2004
HOMETOWN BUFFET (Plate and Fork)	78/159153	8/29/2002	2861377	7/6/2004
WHAT’S ON YOUR PLATE?	75/481414	5/7/98	2315605	2/8/00
COUNTRY ROADHOUSE BUFFET & GRILL	75/471143	4/21/98	2322380	2/22/00
DESSERT CENTRAL	75/682653	4/14/99	2411371	12/5/00
SOUP‘NSALAD UNLIMITED	75/817832	10/7/99	2420299	1/9/01
SPOON TENDER	76/047450	6/12/00
COUNTRY BUFFET	78/433864	6/11/2004	2987516	8/23/2005
HOMESTYLE. YOUR STYLE.	78/452905	7/19/2004	2997774	6/23/1992
HOMETOWN	78/442232 Suspended	6/28/2004
PLATE/ FORK DESIGN	78/159170	8/29/2002	2890167	9/28/2004
Trademarks Registered to HomeTown Buffet, Inc.

	Application		Registration	Registration
Mark	Number	File Date	Number	Date
HOMETOWN	74/179018	6/24/91	1696669	6/23/92
GRANNY’S BUFFET & Design	75/128614	6/17/96	2123023	12/23/97

Trademarks Registered to Ryan’s Restaurant Group, Inc.

	Application		Registration	Registration
Mark	Number	File Date	Number	Date
RYAN’S FAMILY STEAKHOUSE	73/181030	8/4/1978	1149189	3/24/1981
RYAN’S FAMILY STEAKHOUSE Design	73/656667	4/22/1987	1467753	12/1/1987
“R” Design	73/181065	8/4/1978	1182501	12/15/1981
MEGA BAR	73/615869	8/21/1986	1458801	9/22/1987
RYAN’S and Design	74/106749	10/15/1990	1707396	8/11/1992
SENSIBLE CHOICES	75/024935	11/28/1995	2204197	11/17/1998
FIRE MOUNTAIN	76/101888	8/2/2000	2580030	6/11/2002
FIRE MOUNTAIN HOT OFF THE GRILL! and Design	77/001548	9/18/2006
FIRE MOUNTAIN	77/001526	9/18/2006
RYAN’S Stylized	242659	9/6/1995	601541 (Mexico)	2/25/1999
RYAN’S FAMILY STEAKHOUSE Stylized	242658	9/6/1995	536059(Mexico)	11/18/1996
Trademarks Registered to Tahoe Joe’s, Inc.

	Application		Registration	Registration
Mark	Number	File Date	Number	Date
JOE’S STEAK	78/923475	7/6/2006
NEVADA CHEESECAKE	78/923545	7/6/2006
RAILROAD CAMP SHRIMP	78/923463	7/6/2006
TAHOE JOE’S & Design	75/197501	11/13/1996	2114109	11/18/1997
TAHOE JOE’S	78/506762	10/27/2004	3040908	1/10/2006
TAHOE JOE’S FAMOUS STEAKHOUSE & Design	78/507006	10/27/2004	3045530	1/17/2006

TRADEMARK LICENSES
1.	Trademark License Agreement, dated as of August 1, 2006, between OCB Restaurant Company, LLC and North’s Restaurants, Inc.